THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

Democracy International Fund

(the “Fund”)

Supplement dated January 30, 2026 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Democracy Investment Management LLC (the “Adviser”), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. The Fund will create and redeem creation units through February 17, 2026 (the “Closing Date”), which will be the last day that the Fund’s shares trade on NYSE Arca, Inc. (the “Exchange”), the Fund’s principal listing exchange. The Fund is expected to cease operations and liquidate on or about February 23, 2026 (the “Liquidation Date”).

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Shareholders of the Fund may sell their Fund shares on the Exchange on or before the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, there can be no guarantee that there will be a market for the Fund’s shares. For those Fund shareholders that do not sell their shares on or before the Closing Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DEM-SK-003-0100